INVESTOR PRESENTATION 3rd QUARTER FISCAL 2018 ©2016 Matthews International Corporation. All Rights Reserved.

Business Overview ©2016 Matthews International Corporation. All Rights Reserved. 2

Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. The Company has also presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. Lastly, the Company has presented net debt and the ratio of net debt to adjusted EBITDA and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the overall indebtedness and leverage. These measures provide the Company with an understanding of its leverage before the impact of investing and financing charges and other charges that do not reflect the ordinary earnings of the Company’s operations. These measures may be useful to an investor in evaluating indebtedness and leverage of the business. ©2016 Matthews International Corporation. All Rights Reserved. 3

Matthews ➢ Founded in 1850 – headquartered in Pittsburgh, PA ➢ Three business segments: ▪ SGK Brand Solutions ▪ Memorialization ▪ Industrial Technologies ➢ Approximately 11,000 employees ➢ Over 25 countries ➢ NASDAQ – 32.1 million shares outstanding, as of June 30, 2018 ©2016 Matthews International Corporation. All Rights Reserved. 4

Fiscal 2017 Sales Memorialization 41% SGK Brand Solutions 51% 8% Industrial Technologies ©2016 Matthews International Corporation. All Rights Reserved. 5

SGK BRAND SOLUTIONS ©2016 Matthews International Corporation. All Rights Reserved. 6

SGK Brand Solutions Monoprix, a major city center retailer in France, teamed up with Brandimage to Anthem developed a three-year “Live Your Break” connected platform for launch its new Food To Go line. Nestlé KitKat. The activity combines connected packaging via a mobile digital hub of user generated “breaker” content with a real-world brand experience. Roto-gravure cylinder by Saueressig ©2016 Matthews International Corporation. All Rights Reserved. 7

SGK Brand Solutions Marketing / Packaging Execution Marketing / Packaging Creative / Adaptive SGK Brand Solutions Execution + = Premedia / Tooling / Merchandising ©2016 Matthews International Corporation. All Rights Reserved. 8

SGK Brand Solutions • SGK Brand Solutions has longstanding relationships with a large, blue chip customer base consisting of many of the Fortune 100 and Fortune 50 companies • Through brand development, SGK Brand Solutions has developed “strategic” relationships rather than “vendor” relationships which enables more valued client engagement, with over 400 employees working onsite across 85+ client locations • Brand solutions is a critical cog in the marketing programs of the top world-wide brands, particularly where global consistency is highly valued Top Global US Food / Beverage Top Global Retailer Pharmaceutical Other Key Partners Clients Clients Clients ©2016 Matthews International Corporation. All Rights Reserved. 9

MEMORIALIZATION ©2016 Matthews International Corporation. All Rights Reserved. 10

Memorialization Matthews Architectural Products - Building signs are an example of the segment’s architectural product offerings. Bronze Memorials Forest Park West Cemetery Cremation Garden ©2016 Matthews International Corporation. All Rights Reserved. 11

Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support. ©2016 Matthews International Corporation. All Rights Reserved. 12

Memorialization ❖ Casketed Deaths vs. Total Deaths 4,000,000 Total US Deaths Casketed Deaths 3,500,000 3,000,000 2,500,000 2,000,000 1,500,000 1,000,000 500,000 - 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Company estimates. Data compiled from CDC, US Census Bureau, Industry reports and internal projections. ©2016 Matthews International Corporation. All Rights Reserved. 13

INDUSTRIAL TECHNOLOGIES ©2016 Matthews International Corporation. All Rights Reserved. 14

Industrial Technologies Multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pyramid introduced a new warehouse execution solution, Continuous Intelligent Operations to enhance automated distribution operations — from receiving to shipping. Non-contact ink-jet printing units apply print on products. Pick-to-Light Systems utilizing light indicators for sorting and control of merchandise. ©2016 Matthews International Corporation. All Rights Reserved. 15

Financial Overview ©2016 Matthews International Corporation. All Rights Reserved. 16

Driving Growth Amidst Change EPS Growth Strategy Organic ▪ Expand market penetration with existing products ▪ Manufacturing/cost structure improvements ▪ New product development Acquisitions ▪ Support segment business plans ▪ Leverage existing operating infrastructure ▪ Achieve long-term annual return (EBITDA) of at least 15% on invested capital Share Repurchases ▪ Opportunistic ▪ Repurchase in periods of excess cash flow ▪ Current remaining authorization – 1.4 million shares Debt Reduction ▪ Net Debt goal of under 3x Adjusted EBITDA ©2016 Matthews International Corporation. All Rights Reserved. 17

Consolidated Results (Dollars in thousands, Fiscal year ended September 30, YTD June 30, except per share data) 2015 2016 2017 2017 (a) 2018 (unaudited) (unaudited) Sales $ 1,426,068 $ 1,480,464 $ 1,515,608 $ 1,119,544 $ 1,195,136 Operating Profit $ 105,023 $ 118,815 $ 112,603 $ 82,677 $ 85,610 Adj. Operating Profit (b) $ 166,383 $ 184,106 $ 183,148 $ 131,857 $ 133,667 EBITDA (c) $ 173,043 $ 185,646 $ 191,074 $ 142,605 $ 142,907 Adj. EBITDA (d) $ 215,974 $ 239,586 $ 238,683 $ 174,580 $ 178,163 Diluted EPS $ 1.91 $ 2.03 $ 2.28 $ 1.68 $ 2.44 Adj. EPS (e) $ 3.03 $ 3.38 $ 3.60 $ 2.55 $ 2.72 (a) Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017. (b) Adjusted operating profit reflects certain adjustments to exclude the effects of certain acquisition and system-integration costs, plus intangible amortization expense and the non-service cost portion of pension/post-retirement expense to facilitate comparability. See reconciliation at Appendix A. (c) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. (d) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. (e) Adjusted earnings per share reflects certain adjustments to facilitate comparability and excludes intangible amortization and the non-service cost portion of pension/post-retirement expense. See reconciliation at Appendix C. ©2016 Matthews International Corporation. All Rights Reserved. 18

Segment Operating Results (as reported) (Dollars in thousands) Fiscal year ended September 30, YTD June 30, 2015 2016 2017 2017 2018 Sales: (unaudited) (unaudited) SGK Brand Solutions $ 798,339 $ 755,975 $ 770,181 $ 566,527 $ 601,794 Memorialization 508,058 610,142 615,882 463,567 475,557 Industrial Technologies 119,671 114,347 129,545 89,450 117,785 Consolidated $ 1,426,068 $ 1,480,464 $ 1,515,608 $ 1,119,544 $ 1,195,136 Operating Profit: SGK Brand Solutions $ 21,864 $ 42,909 $ 24,919 $ 19,941 $ 16,550 Memorialization 70,064 68,252 80,652 60,759 63,294 Industrial Technologies 13,095 7,654 7,032 1,977 5,766 Consolidated $ 105,023 $ 118,815 $ 112,603 $ 82,677 $ 85,610 ©2016 Matthews International Corporation. All Rights Reserved. 19

Segment Results – Sales & Adjusted EBITDA (Dollars in thousands) Fiscal year ended September 30, YTD June 30, 2015 2016 2017 2017 2018 Sales: (unaudited) (unaudited) SGK Brand Solutions $ 798,339 $ 755,975 $ 770,181 $ 566,527 $ 601,794 Memorialization 508,058 610,142 615,882 463,567 475,557 Industrial Technologies 119,671 114,347 129,545 89,450 117,785 Consolidated $ 1,426,068 $ 1,480,464 $ 1,515,608 $ 1,119,544 $ 1,195,136 Adjusted EBITDA:* SGK Brand Solutions $ 106,463 $ 119,844 $ 107,216 $ 77,335 $ 75,565 Memorialization 92,416 107,061 118,880 91,125 90,656 Industrial Technologies 17,095 12,681 12,587 6,120 11,942 Consolidated $ 215,974 $ 239,586 $ 238,683 $ 174,580 $ 178,163 * Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments to facilitate comparability. See reconciliations at Appendix B and D. . ©2016 Matthews International Corporation. All Rights Reserved. 20

Free Cash Flow (Dollars in thousands) Fiscal year ended September 30, 2015 2016 2017 Net Income $ 63,449 $ 66,749 $ 74,368 Depreciation and Amortization 62,620 65,480 67,981 Stock-Based Compensation 9,097 10,612 14,562 Pension Cost (non-service portion) 5,677 8,413 8,773 Subtotal 140,843 151,254 165,684 Capital Expenditures (48,251) (41,682) (44,935) Free Cash Flow (1) $ 92,592 $ 109,572 $ 120,749 Cash Provided from Operating Activities $ 141,064 $ 140,274 $ 149,299 (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow. ©2016 Matthews International Corporation. All Rights Reserved. 21

Free Cash Flow Yield (Dollars in thousands) Fiscal year ended September 30, 2015 2016 2017 Free Cash Flow (1) $ 92,592 $ 109,572 $ 120,749 Market Capitalization $ 1,609,892 $ 1,952,929 $ 2,001,249 Free Cash Flow Yield (1) 5.75% 5.61% 6.03% Free Cash Flow Yield (based on 6/30/2018 Market Capitalization) 6.40% (1) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to free cash flow, free cash flow yield. ©2016 Matthews International Corporation. All Rights Reserved. 22

Earnings Per Share Earnings Per Share Adjusted Earnings Per Share $3.50 $4.00 $3.60 $3.38 $3.00 $3.50 $3.03 $2.74 $3.00 $2.59 $2.50 $2.28 $1.95 $2.03 $1.91 $2.50 $2.00 $1.49 $2.00 $1.50 $1.50 $1.00 $1.00 $0.50 $0.50 $0.00 $0.00 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 Note: Adjusted earnings per share reflects certain adjustments to facilitate comparability and other adjustments. See reconciliation at Appendix C. ©2016 Matthews International Corporation. All Rights Reserved. 23

EBITDA (Dollars in millions) EBITDA Adjusted EBITDA $250.0 $250.0 $239.6 $238.7 $216.0 $191.1 $200.0 $185.6 $200.0 $173.0 $172.1 $160.6 $150.0 $150.0 $131.1 $120.9 $100.0 $100.0 $50.0 $50.0 $0.0 $0.0 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments to facilitate comparability. See reconciliation at Appendix B. ©2016 Matthews International Corporation. All Rights Reserved. 24

Common Stock Price $70.00 $62.25 $60.76 $58.80 $60.00 $50.74 $48.97 $50.00 $43.89 $38.08 $40.00 $35.18 $35.36 $30.73 $29.82 $30.00 $20.00 $10.00 $0.00 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 6/30/2018 Note: Stock price obtained from NASDAQ for each respective month-end period. ©2016 Matthews International Corporation. All Rights Reserved. 25

Capital Allocation Priorities ➢ Invest in organic growth Capitalization ▪ Annual capex ~3% of revenue (in millions) $1,026.4 ➢ Debt reduction $911.1 $790.3 $833.2 ▪ 4.1x Net debt : adjusted EBITDA (See Appendix F for reconciliation of non-GAAP measure) ▪ Goal of under 3x $57.5 $53.7 ➢ Dividends 9/30/2017 6/30/2018 ▪ $0.76 annualized per share Cash Debt Shareholders' Equity ▪ 1.3% yield ▪ History of modest annual increases ➢ Acquisitions ▪ Extend capabilities in existing businesses ▪ Geographic expansion ➢ Share repurchases ▪ Opportunistic ▪ 1.4 million shares authorized ©2016 Matthews International Corporation. All Rights Reserved. 26

Recent Developments ➢ Reaffirmed expectations of fiscal 2018 growth in non-GAAP earnings per share of at least 10% over fiscal 2017 ➢ Posted consolidated sales of $1.195 billion for YTD 6/30/18 ➢ Achieved EPS of $2.44 and adjusted EPS of $2.72 for YTD 6/30/18 ➢ Acquired Star Granite & Bronze for $41.2 million in February 2018 ➢ Increased quarterly dividend 11.8% to 19.0 cents / share (November 2017) ▪ 23rd consecutive annual dividend increase since the Company’s IPO ➢ Analyst coverage: ▪ CJS Securities ▪ FBR Capital Markets ▪ Great Lakes Review ©2016 Matthews International Corporation. All Rights Reserved. 27

Institutional Shareholders Shares 3/31/2018 BlackRock Institutional Trust Company, N.A. 4,134,966 The Vanguard Group, Inc. 3,235,155 Franklin Advisory Services, LLC 2,955,118 Wellington Management Company, LLP 1,450,766 Dimensional Fund Advisors, L.P. 1,340,204 Clarkston Capital Partners, LLC 1,123,094 T. Rowe Price Associates, Inc. 1,024,585 State Street Global Advisors (US) 804,330 Voya Invesetment Management LLC 573,291 Bank of New York Mellon Corporation 469,478 Top Ten Institutions 17,110,987 53.2% of outstanding shares Remaining Institutions 9,377,153 Total Institutional Ownership 26,488,140 82.4% of outstanding shares Note: Institutional share information obtained from NASDAQ as of March 31,2018. ©2016 Matthews International Corporation. All Rights Reserved. 28

Appendices ©2016 Matthews International Corporation. All Rights Reserved. 29

Appendix A
Adjusted Operating Profit
Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands)	Fiscal year ended September 30, 2015	2016	2017	YTD June 30, 2017	2018
SGK Brand Solutions					
Operating Profit	$ 21,864	$ 42,909	$ 24,919	$ 19,941	$ 16,550
Acquisition-related items [(1)]	33,605	24,872	21,103	17,895	14,808
Intangible asset write-offs	4,842	-	-	-	-
Strategic initiative and other charges [(2)]	1,016	120	8,620	-	1,001
Subtotal	61,327	67,901	54,642	37,836	32,359
Intangible amortization expense	15,914	15,027	17,252	12,523	15,399
Pension and postretirement expense [(3)]	2,669	4,122	4,080	3,060	1,988
Adjusted Operating Profit	$ 79,910	$ 87,050	$ 75,974	$ 53,419	$ 49,746
Memorialization					
Operating Profit	$ 70,064	$ 68,252	$ 80,652	$ 60,759	$ 63,294
Acquisition-related items [(1)]	5,260	11,022	7,791	7,011	2,654
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges [(2)]	1,156	(589)	-	-	1,274
Subtotal	67,484	78,685	88,443	67,770	67,222
Intangible amortization expense	2,111	4,934	4,803	3,553	5,257
Pension and postretirement expense [(3)]	2,611	3,618	4,167	3,126	2,031
Adjusted Operating Profit	$ 72,206	$ 87,237	$ 97,413	$ 74,449	$ 74,510
Industrial Technologies					
Operating Profit	$ 13,095	$ 7,654	$ 7,032	$ 1,977	$ 5,766
Acquisition-related items [(1)]	-	-	356	753	193
Strategic initiative and other charges [(2)]	-	632	589	-	587
Subtotal	13,095	8,286	7,977	2,730	6,546
Intangible amortization expense	775	860	1,258	863	2,608
Pension and postretirement expense [(3)]	397	673	526	396	257
Adjusted Operating Profit	$ 14,267	$ 9,819	$ 9,761	$ 3,989	$ 9,411
Consolidated					
Operating Profit	$ 105,023	$ 118,815	$ 112,603	$ 82,677	$ 85,610
Acquisition-related items [(1)]	38,865	35,894	29,250	25,659	17,655
Intangible asset write-offs	4,842	-	-	-	-
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges [(2)]	2,172	163	9,209	-	2,862
Subtotal	141,906	154,872	151,062	108,336	106,127
Intangible amortization expense	18,800	20,821	23,313	16,939	23,264
Pension and postretirement expense [(3)]	5,677	8,413	8,773	6,582	4,276
Adjusted Operating Profit	$ 166,383	$ 184,106	$ 183,148	$ 131,857	$ 133,667

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted operating profit. Adjusted Operating Profit has been updated to include intangible amortization expense and pension/postretirement expense for all periods presented.

(1) Acquisition-related items also include one-time charges related to depreciation and amortization.
(2) See Disclaimer (Page 3).
(3) See Appendix B Footnote (5).

©2016 Matthews International Corporation. All Rights Reserved.
30

Appendix B

EBITDA and Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

	Fiscal year ended September 30,			YTD June 30,	
(Dollars in thousands)	2015	2016	2017	2017 [1]	2018
Net Income	$ 63,449	$ 66,749	$ 74,368	$ 54,727	$ 77,776
Interest expense	20,610	24,344	26,371	19,750	26,782
Income tax provision (benefit) [2]	26,364	29,073	22,354	17,318	(18,703)
Depreciation and amortization [3]	62,620	65,480	67,981	50,810	57,052
EBITDA	$ 173,043	$ 185,646	$ 191,074	$ 142,605	$ 142,907
Acquisition-related items [3]	38,865	34,674	25,748	22,897	17,587
Intangible asset write-offs	4,842	-	-	-	-
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges [4]	4,968	241	9,209	-	2,862
Loss recoveries, net of costs	-	-	(10,683)	(9,358)	-
Pension settlement	(11,522)	-	-	-	-
Stock-based compensation	9,097	10,612	14,562	11,854	10,531
Pension and postretirement expense [5]	5,677	8,413	8,773	6,582	4,276
Adjusted EBITDA	$ 215,974	$ 239,586	$ 238,683	$ 174,580	$ 178,163

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017.

(2) The income tax regulation changes identified in the adjusted net income/earnings per share reconciliation are included in this line and therefore not separately identified in the calculation of adjusted EBITDA.

(3) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(4) See Disclaimer (Page 3). One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(5) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2016 Matthews International Corporation. All Rights Reserved.
31

Appendix C

Adjusted Net Income and EPS

Non-GAAP Reconciliation

Matthews INTERNATIONAL

(Dollars in thousands, except per share data)	Fiscal year ended September 30,			YTD June 30,	
	2015	2016	2017	2017 [(1)]	2018
Net income attributable to Matthews	$ 63,449	$ 66,749	$ 74,368	$ 54,727	$ 77,776
Acquisition-related items	26,428	23,578	20,615	17,972	13,064
Intangible asset write-offs	3,293	-	-	-	-
Litigation matter	(6,117)	-	-	-	-
Loss recoveries, net of costs	-	-	(7,478)	(6,504)	-
Strategic initatives and other charges [(2)]	3,378	1,031	6,722	-	2,118
Pension settlement	(7,835)	-	-	-	-
Pension and postretirement expense [(3)]	3,961	5,729	6,141	4,574	3,164
Intangible amortization expense	12,784	14,179	16,319	11,773	17,215
Tax related [(4)]	1,334	-	485	285	(26,738)
Adjusted net income	$ 100,675	$ 111,266	$ 117,172	$ 82,827	$ 86,599
Adjusted EPS	$ 3.03	$ 3.38	$ 3.60	$ 2.55	$ 2.72

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS. Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0% and 20.1% for the nine months ended June 30, 2018 and 2017, respectively, and approximately 32.0% for all prior fiscal years presented.

(1) Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017.

(2) See Disclaimer (Page 3).

(3) See Exhibit B Footnote (5).

(4) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,100, for the nine month period ended June 30, 2018.

©2016 Matthews International Corporation. All Rights Reserved.
32

Appendix D

Adjusted EBITDA by Segment

Matthews INTERNATIONAL

Non-GAAP Reconciliation

(Dollars in thousands)	Fiscal year ended September 30, 2015	2016	2017	YTD June 30, 2017 (1)	2018
SGK Brand Solutions					
Operating Profit	$ 21,864	$ 42,909	$ 24,919	$ 19,941	$ 16,550
Depreciation and amortization (2)	47,215	42,471	43,508	31,995	36,486
Other (3)	2,538	662	4,877	4,240	114
EBITDA	$ 71,617	$ 86,042	$ 73,304	$ 56,176	$ 53,150
Acquisition-related items (2)	33,605	24,380	19,541	17,005	14,808
Intangible asset write-offs	4,842	-	-	-	-
Strategic initiative and other charges (4)	1,016	120	8,620	-	1,001
Loss recoveries, net of costs	-	-	(4,968)	(4,351)	-
Pension settlement	(11,522)	-	-	-	-
Stock-based compensation	4,236	5,180	6,639	5,445	4,618
Pension and postretirement expense (5)	2,669	4,122	4,080	3,060	1,988
Adjusted EBITDA	$ 106,463	$ 119,844	$ 107,216	$ 77,335	$ 75,565
Memorialization					
Operating Profit	$ 70,064	$ 68,252	$ 80,652	$ 60,759	$ 63,294
Depreciation and amortization (2)	13,019	20,305	21,408	16,627	16,228
Other (3)	2,484	580	4,983	4,331	116
EBITDA	$ 85,567	$ 89,137	$ 107,043	$ 81,717	$ 79,638
Acquisition-related items (2)	5,260	10,294	5,851	5,139	2,586
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (4)	3,952	(511)	-	-	1,274
Loss recoveries, net of costs	-	-	(5,074)	(4,445)	-
Stock-based compensation	4,022	4,523	6,893	5,588	5,127
Pension and postretirement expense (5)	2,611	3,618	4,167	3,126	2,031
Adjusted EBITDA	$ 92,416	$ 107,061	$ 118,880	$ 91,125	$ 90,656
Industrial Technologies					
Operating Profit	$ 13,095	$ 7,654	$ 7,032	$ 1,977	$ 5,766
Depreciation and amortization (2)	2,386	2,704	3,065	2,188	4,338
Other (3)	378	109	630	547	15
EBITDA	$ 15,859	$ 10,467	$ 10,727	$ 4,712	$ 10,119
Acquisition-related items (2)	-	-	356	753	193
Strategic initiative and other charges (4)	-	632	589	-	587
Loss recoveries, net of costs	-	-	(641)	(562)	-
Stock-based compensation	839	909	1,030	821	786
Pension and postretirement expense (5)	397	673	526	396	257
Adjusted EBITDA	$ 17,095	$ 12,681	$ 12,587	$ 6,120	$ 11,942
Consolidated					
Operating Profit	$ 105,023	$ 118,815	$ 112,603	$ 82,677	$ 85,610
Depreciation and amortization (2)	62,620	65,480	67,981	50,810	57,052
Other (3)	5,400	1,351	10,490	9,118	245
EBITDA	$ 173,043	$ 185,646	$ 191,074	$ 142,605	$ 142,907
Acquisition-related items (2)	38,865	34,674	25,748	22,897	17,587
Intangible asset write-offs	4,842	-	-	-	-
Litigation matter	(8,996)	-	-	-	-
Strategic initiative and other charges (4)	4,968	241	9,209	-	2,862
Loss recoveries, net of costs	-	-	(10,683)	(9,358)	-
Pension settlement	(11,522)	-	-	-	-
Stock-based compensation	9,097	10,612	14,562	11,854	10,531
Pension and postretirement expense (5)	5,677	8,413	8,773	6,582	4,276
Adjusted EBITDA	$ 215,974	$ 239,586	$ 238,683	$ 174,580	$ 178,163

Note: See Disclaimer (Page 3) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) - Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017.

(2) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(3) - Other represents Investment income (loss), Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests.

(4) - See Disclaimer (Page 3). One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(5) - See Appendix B Footnote (5).

©2016 Matthews International Corporation. All Rights Reserved.
33

Appendix E

Additional Segment Information

Supplemental Asset Data

Matthews INTERNATIONAL

(Dollars in thousands) (unaudited)	SGK Brand Solutions	Memorialization	Industrial Technologies	Other	Total
			Nine Months Ended June 30, 2018		
Operating assets (a)	$ 402,783	$ 267,096	$ 72,494	$ 25,065	$ 767,438
Intangible assets, net	794,083	482,506	129,523	-	1,406,112
Other	104,135	54,012	13,706	67,538	239,391
Total assets	$ 1,301,001	$ 803,614	$ 215,723	$ 92,603	$ 2,412,941
			Fiscal 2017		
Operating assets (a)	$ 391,716	$ 262,515	$ 55,040	$ 17,273	$ 726,544
Intangible assets, net	797,779	440,189	84,208	-	1,322,176
Other	86,800	38,444	22,224	48,461	195,929
Total assets	$ 1,276,295	$ 741,148	$ 161,472	$ 65,734	$ 2,244,649
			Fiscal 2016		
Operating assets (a)	$ 357,392	$ 267,541	$ 29,155	$ 22,791	$ 676,879
Intangible assets, net	738,259	442,446	64,625	-	1,245,330
Other	82,165	25,998	28,399	32,270	168,832
Total assets	$ 1,177,816	$ 735,985	$ 122,179	$ 55,061	$ 2,091,041
			Fiscal 2015		
Operating assets (a)	$ 344,679	$ 276,684	$ 36,572	$ 24,859	$ 682,794
Intangible assets, net	764,113	447,257	59,358	-	1,270,728
Other	48,979	38,087	19,734	83,289	190,089
Total assets	$ 1,157,771	$ 762,028	$ 115,664	$ 108,148	$ 2,143,611

(a) Operating assets include accounts receivable, net, inventories and property, plant and equipment, net.

©2016 Matthews International Corporation. All Rights Reserved.
34

Appendix F Net Debt Ratio Non-GAAP Reconciliation (amounts in thousands) (unaudited) Balance Sheet Information as of June 30, 2018 Long-term debt, current maturities $ 27,567 Long-term debt 998,852 Total Debt $ 1,026,419 Cash and cash equivalents 53,715 Net Debt $ 972,704 12 Month Adj EBITDA Information as of September 30, 2017 Adjusted EBITDA (see Appendix B) $ 238,683 Net Debt:Adjusted EBTIDA ratio 4.1 ©2016 Matthews International Corporation. All Rights Reserved. 35